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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

RF Monolithics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RF MONOLITHICS, INC.
4441 Sigma Road
Dallas, Texas 75244
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders:
          On behalf of your board of directors and management, you are invited to attend the 2007 annual meeting of stockholders of RF Monolithics, Inc. Our meeting will be held on Wednesday, January 17, 2007, beginning at 10:00 a.m., local time, at the Addison Conference & Theatre Centre, 15650 Addison Road, Addison, Texas 75001-3285. Stockholders will be asked to consider the following matters at the meeting, which are described in the accompanying proxy statement:
1.	To elect directors to serve until the next annual meeting or until their successors are elected and have qualified, or until a director’s earlier death, resignation or removal;

2.	To approve the RF Monolithics, Inc. 2006 Equity Incentive Plan and authorize for issuance thereunder the shares remaining under the 1997 Plan, including any shares returned as a result of expirations or terminations of options, forfeitures of restricted stock unit awards or any other reason (which shares were previously approved for issuance by the stockholders);

3.	To ratify the selection of McGladrey & Pullen, LLP as our independent auditors for the next fiscal year; and

4.	To transact any other business that may properly be presented at the meeting or any adjournment or postponement of the meeting.
              You are entitled to vote at this meeting if you were a stockholder of record at the close of business on December 7, 2006.

By Order of the Board of Directors,
/s/ James P. Farley
James P. Farley
Secretary
Dallas, Texas
December 11, 2006
          You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

PROXY STATEMENT
Date, Time and Location of Annual Meeting of Stockholders
          The enclosed proxy is solicited on behalf of the board of directors, or Board, of RF Monolithics, Inc., or the Company, in connection with the solicitation of proxies for use at our annual meeting of stockholders to be held on Wednesday, January 17, 2007, beginning at 10:00 a.m., local time, or at any adjournment or postponement of the meeting. Our annual meeting will be held at the Addison Conference & Theatre Centre, 15650 Addison Road, Addison, Texas 75001-3285. We are mailing this proxy statement and accompanying proxy card to stockholders beginning December 15, 2006.
Proposals to be Voted on and Voting Recommendations
          The proposals scheduled to be voted on at the meeting include (a) to elect directors to serve until the next annual meeting or until their successors are elected; (b) to approve the RF Monolithics, Inc. 2006 Equity Incentive Plan, or the 2006 Plan, and authorize for issuance thereunder the shares remaining under the 1997 Plan, including any shares returned as a result of expirations or terminations of options, forfeitures of restricted stock unit awards or any other reason and (c) to ratify the selection of McGladrey & Pullen, LLP as our independent auditors for the next fiscal year. Our Board recommends that you vote your shares “FOR” each of the nominees to the Board described in Proposal No. 1 and “FOR” approval of the 2006 Plan and authorization for issuance thereunder the shares remaining under the 1997 Plan, including any shares returned as a result of expirations or terminations of options, forfeitures of restricted stock unit awards or any other reason as described in Proposal No. 2 and “FOR” the selection of McGladrey & Pullen, LLP as described in Proposal No. 3.
Costs of Solicitation
          We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished by us to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to beneficial owners of common stock. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other employees, and third parties. No additional compensation will be paid to directors, officers or other employees for those services.
Voting Rights and Outstanding Shares
          Only stockholders of record at the close of business on December 7, 2006, the record date, are entitled to notice of and to vote at the annual meeting. As of the record date, we had 8,884,432 shares of common stock outstanding. You are entitled to one vote for each share owned on the record date upon all matters to be considered at the meeting.
          The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote on the record date will constitute a quorum entitled to conduct business at the meeting. Abstentions and broker non-votes that indicate a vote for one or more of the proposals will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Broker non-votes refer to shares held by brokers and other nominees or fiduciaries that are present at the meeting but not voted on a matter because stock exchange regulations require the brokers to have specific voting instructions from the beneficial owners for the shares to be voted and such instructions have not been received.
          Election of Directors: Directors are elected by a plurality of the votes cast at the meeting and the five nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election. Cumulative voting is not permitted.
          Approval of the RF Monolithics, Inc. 2006 Equity Incentive Plan: The approval of the 2006 Plan (including issuance of the shares remaining under the 1997 Plan, including any shares returned as a result of expirations, forfeitures or any other reason) must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes that do not indicate a vote for one or more of the proposals do not affect the outcome and abstentions have the effect of negative votes.
          Approval of Auditors: This matter must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes that do not indicate a vote for one or more of the proposals do not affect the outcome and abstentions have the effect of negative votes.
Revocability of Proxies
          You may revoke your proxy at any time before it is voted by filing a written notice of revocation or a duly executed proxy bearing a later date with our Secretary at our principal executive office, 4441 Sigma Road, Dallas, Texas 75244, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.
Stockholder Proposals
          Stockholder proposals can be eligible for inclusion in our 2008 proxy statement. Any such stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive offices, in care of our Corporate Secretary, James P. Farley, RF Monolithics, Inc., 4441 Sigma Road, Dallas, Texas 75244. Failure to deliver a proposal by this means may result in it not being deemed timely received. We must receive each such stockholder proposal no later than August 17, 2007 for it to be considered for inclusion in our 2008 proxy statement. We strongly encourage any stockholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. The Board of Directors will review all stockholder proposals.
          Alternatively, if a stockholder does not want to submit a proposal for the 2008 annual meeting in our proxy statement under Rule 14a-8, or intends to nominate a person as a candidate for election to the Board, the stockholder may submit the proposal or nomination not less than 45 days or more than 120 days prior to the anniversary of the date on which we first mailed our proxy materials for the 2007 annual meeting, unless the date of the 2007 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2006 annual meeting. For our 2008 annual meeting, we must receive such proposals and nominations no earlier than August 17, 2007 and no later than October 31, 2007. If the date of the 2008 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2007 annual meeting, the stockholder must submit any such proposal or nomination no later than the close of business on the later of the 60th day prior to the 2008 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The stockholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our stock. We will not entertain any proposals or nominations at the annual meeting that do not meet these requirements.
          If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission, stockholders should contact our Corporate Secretary via mail directed to James P. Farley, RF Monolithics, Inc., 4441 Sigma Road, Dallas, Texas 75244. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

PROPOSALS BEFORE THE MEETING

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH DIRECTOR NOMINEE NAMED ABOVE
PROPOSAL NO. 2
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL NO. 2
PROPOSAL NO. 3
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL NO. 3
EQUITY COMPENSATION PLAN INFORMATION
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG RF MONOLITHICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ ELECTRONIC COMPONENTS INDEX
2006 EQUITY INCENTIVE PLAN
AUDIT COMMITTEE CHARTER

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     There are five nominees for positions as members of the Board of Directors, or Board, presently authorized. Your proxy cannot be voted for a greater number of persons than the number of nominees named. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until the director’s earlier death, resignation or removal. Each nominee listed below is currently serving as a director. The independence of each nominee is discussed under the heading “The Board of Directors.”
     Shares represented by executed proxies will be voted for the election of the five nominees named below, unless authority to do so is withheld. If any nominee is unavailable for election as a result of an unexpected occurrence, the shares will be voted for the election of a substitute nominee proposed by management. Each nominee has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.
     The names of the nominees and certain information about them are set forth below:

		Principal Occupation/
Name	Age	Position Held
David M. Kirk	46	Our President and Chief Executive Officer
Michael R. Bernique	62	Our Chairman of the Board
Dean C. Campbell	56	Former General Partner, Campbell Venture Management
Francis J. Hughes, Jr.	56	President, American Research and Development
William L. Eversole.	54	President and Chief Executive Officer, Bandspeed, Inc.
     David M. Kirk has served on our Board since November 1999. In November 1999, Mr. Kirk was also elected as our President and Chief Executive Officer. From May 1998 until November 1999, Mr. Kirk served as our Vice President, Marketing. Prior to joining us, Mr. Kirk served as Director of Marketing of Murata Electronics North America, Inc., an electronics component company, from June 1995 to May 1998. Mr. Kirk has a B.S.E.E. from Clemson University.
     Michael R. Bernique has served on our Board since October 1997 and as Chairman of the Board since November 1999. Mr. Bernique also served as Chairman of the Board of TelOptica Inc., a developer of software that helps companies design and optimize fiber-optic telecommunications networks, from January 2003 until July 2004. Prior to January 1, 2003, Mr. Bernique served as President and Chief Executive Officer of TelOptica, Inc. From 1999 to 2003, Mr. Bernique served as a director of Ceramics Process Systems Corporation, a manufacturer of advanced metal-matrix composites and ceramic components. Mr. Bernique served as President of Satellite Data Networks Group for Next Level Systems, Inc., a telecommunications company, in 1996 and 1997. From 1993 to 1995, Mr. Bernique served as Sr. Vice President, North American Sales and Service at DSC Communications, or DSC, a telecommunications company, and from 1992 to 1993 he served as Vice President and General Manager of the Transmission Products Division of DSC.
     Dean C. Campbell has served on our Board since May 1989. From 1982 to December 2000, Mr. Campbell was the Managing General Partner of Campbell Venture Management, a venture capital fund. From 1989 to 1999, Mr. Campbell served as a director of Texas Micro Inc. (formerly known as Sequoia Systems), a manufacturer of ruggedized systems, acquired by RadiSys Corporation, a designer and manufacturer of embedded computer solutions, in August 1999. From 1989 to 1998, Mr. Campbell served as a director of Telco Systems, Inc., a manufacturer of telecommunications devices.
     Francis J. Hughes, Jr. has served on our Board since 1983. Mr. Hughes joined American Research & Development, a private venture capital firm, in January 1982, became Chief Operating Officer in November 1990 and President in June 1992. Mr. Hughes also serves as a director of Ceramics Process Systems Corporation, a manufacturer of advanced metal-matrix composites and ceramic components. He has been a general partner of four American Research & Development venture capital funds, as well as a general partner of Hospitality Technology Funds, L.P. He is also a partner of Egan-Managed Capital, a private venture capital firm which he co-founded in 1997. He served as Chairman of the Board of Texas Micro Inc. (formerly known as Sequoia Systems), a manufacturer of ruggedized computers, acquired by RadiSys Corporation, a designer and manufacturer of embedded computer solutions, in August 1999.
     William L. Eversole joined our Board in February 2006. He is President and Chief Executive Officer of Bandspeed, Inc., a provider of combined silicon-software enterprise Wi-Fi solutions. Prior to joining Bandspeed, Mr. Eversole served as President and Chief Operating Officer of Quellan, Inc., a semiconductor company that develops high-speed integrated circuits for communications equipment. Prior to joining Quellan, Inc., he was with Texas Instruments from 1973 to 2002, where he rose from design engineer to become general manager of the Worldwide DSL Business in the Broadbank Communications Group. Mr. Eversole has a B.S.E.E. from the University of Tennessee and Masters and Doctorate degrees in electrical engineering from Southern Methodist University.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH
DIRECTOR NOMINEE NAMED ABOVE.
***
PROPOSAL NO. 2
APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN
     On November 14, 2006, the Board adopted the 2006 Equity Incentive Plan or 2006 Plan. The Company currently maintains the 1997 Equity Incentive Plan, or 1997 Plan, which was adopted by the Board in October 1997 and subsequently approved by our stockholders. By its terms, the 1997 Plan will terminate on October 7, 2007 at which time no further grants can be made under such plan. Upon approval of the 2006 Plan, the Company will not make any additional grants under the 1997 Plan and future stock awards will be made under our 2006 Plan; provided that additional grants may be made under the 1997 Plan through and including the date of stockholder approval of the 2006 Plan. These subsequent grants, if any, will be referred to in this proxy statement as the Subsequent Awards. All other equity-based incentive plans maintained by the Company and approved by the stockholders have expired for future grants.
     The reasons for adopting the 2006 Plan (as opposed to extending the term of the 1997 Plan) are (a) to ensure that we can continue to grant stock options, restricted stock, restricted stock units, and other stock-based awards at levels determined appropriate by the Compensation Committee, (b) include in the 2006 Plan provisions included in comparable executive compensation plans and (c) to simplify administration of our stock plans by consolidating future stock-based compensation under our 2006 Plan.
     As of November 14, 2006, 341,112 shares (less the number of shares subject to any Subsequent Awards) remained available for future grant under our 1997 Plan, plus any shares that might in the future be returned as a result of cancellations or expirations of options, forfeiture of restricted stock or restricted stock units or for any other reason. These shares (which were previously approved for issuance by the stockholders) will be available for issuance under the 2006 Plan upon approval by the stockholders. The number of shares authorized for stock awards under the 2006 Plan will not be increased without further stockholder approval.
     The 2006 Plan is attached as Appendix A hereto and the description of the 2006 Plan is subject to the actual text of the 2006 Plan.
     Stockholders are requested in this Proposal No. 2 to approve the 2006 Plan and authorize for issuance thereunder the shares remaining under the 1997 Plan, including any shares returned as a result of expirations or terminations of options, forfeitures of restricted stock or restricted stock units or any other reason. The essential features of our 2006 Plan are described below.

General
     Our 2006 Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock, restricted stock units, stock bonuses and other stock-based awards to consultants, employees and directors. Nonstatutory stock options are not intended to qualify as incentive stock options under the Internal Revenue Code. See “Federal Income Tax Information” below for an overview of the tax treatment of certain awards included in our 2006 Plan.
Purpose
     Our 2006 Plan is designed to promote the long-term growth and profitability of the Company by: (a) providing directors, consultants and employees with incentives to improve stockholder value and to contribute to the growth and financial success of the Company; and (b) enabling the Company to attract, retain and reward key employees.
Forms of Benefit
     Our 2006 Plan is a comprehensive, stock-based incentive compensation plan, providing for discretionary awards of (a) incentive stock options, which are options to purchase our common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, or the Code; (b) nonstatutory stock options, which are options that do not so qualify; (c) shares of common stock at no cost or at a purchase price set by the Compensation Committee, subject to restrictions and conditions determined by the Compensation Committee, referred to in this proxy statement as restricted stock; (d) rights to acquire shares of our common stock upon the terms and conditions set by the Compensation Committee, referred to in this proxy statement as restricted stock units; (e) unrestricted shares of common stock at prices set by the Compensation Committee, referred to in this proxy statement as stock bonuses; and (f) other awards that are valued or based on the value of the common stock of the Company, referred to in this proxy statement as other stock-based awards.
Administration
     Our 2006 Plan will be administered by the Compensation Committee of our Board of Directors.
     The Compensation Committee has the power to determine from time to time which of the persons eligible under our 2006 Plan will be granted awards, the type of awards to be granted and when and how each award will be granted. The Compensation Committee also has the authority to construe and interpret our 2006 Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Compensation Committee may correct any defect in our 2006 Plan or in any award agreement to make our 2006 Plan fully effective. Any stock award granted to a director who is not an employee of the Company must be approved by the Board.
Shares Subject to our 2006 Plan
     Upon approval of this Proposal No. 2 by the stockholders, the common stock that may be issued pursuant to awards under our 2006 Plan may not exceed in the aggregate the sum of (a) the shares of common stock available under our 1997 Plan, which as of November 14, 2006, was 341,112, less the number of shares subject to any Subsequent Awards, and (b) any shares of common stock granted under our 1997 Plan as options that have expired or been cancelled, or as restricted stock that has been forfeited or returned for any other reason without having been exercised in full. If any award granted under the 2006 Plan expires or terminates, in whole or in part, without having been exercised in full, the stock not issued under the award will revert to and again become available for issuance under the 2006 Plan. The common stock subject to our 2006 Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility
     Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock, restricted stock units, stock bonuses and other stock-based awards may be granted only to employees, directors or consultants.
     No person is eligible for the grant of an incentive stock option if, at the time of grant, he or she owns stock possessing more than 10% of the total combined voting power of all classes of our stock, unless the exercise price of the option is at least 110% of the fair market value of the common stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. In order to grant options that are considered exempt as “performance-based compensation,” pursuant to Section 162(m) of the Internal Revenue Code, our 2006 Plan has a limit on the number of options that may be granted to any person in a given period. The current limit under our 2006 Plan is 350,000 shares of common stock in any calendar year.
     Since the stock awards granted under the 2006 Plan are made at the discretion of the Compensation Committee, the Company is not able to determine the individuals that will be selected to participate in the 2006 Plan or the type or size of awards that will be approved. For the same reason, the Company also cannot determine the individuals that would have been selected to participate in the 2006 Plan, or the type or size of awards that would have been approved, had the 2006 Plan been in effect for the last fiscal year.
Term and Termination
     No option is exercisable after the expiration of 10 years from the date it was granted.
     In the event an optionee’s continuous status as an employee, director or consultant is terminated, the optionee may exercise the option (to the extent that the optionee was entitled to exercise it at the time of termination) for a given period of time determined by the Compensation Committee provided in the option agreement. Generally, an option granted under our 2006 Plan must be exercised within the earlier of (a) the date that is three months following the termination of continuous service or (b) the expiration of the term of the option as set forth in the option agreement.
     An optionee’s option agreement may also provide that if the exercise of the option following the termination of the optionee’s continuous status as an employee, director, or consultant would result in liability under Section 16(b) of the Securities Exchange Act of 1934, then the option will terminate on the earlier of (a) the expiration of the term of the option set forth in the option agreement, or (b) the 10th day after the last date on which the exercise would result in liability under Section 16(b) of the Securities Exchange Act of 1934.
     Finally, an optionee’s option agreement may also provide that if the exercise of the option following the termination of the optionee’s continuous status as an employee, director or consultant would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, then the option will terminate on the earlier of (a) the expiration of the term of the option as set forth in the option agreement, or (b) the expiration of a period of three months after the termination of the optionee’s continuous status as an employee, director or consultant during which the exercise of the option would not be in violation of the registration requirements.
     In the event an optionee’s continuous status as an employee, director or consultant terminates as a result of the optionee’s death or disability, the optionee (or the optionee’s estate, heirs or beneficiaries) may exercise the option for a given period of time determined by the Compensation Committee and established in the option agreement. Generally, an option must be exercised within the earlier of (a) the period of time established by the Compensation Committee or (b) the expiration of the term of the option as set forth in the option agreement.
     In the event a stock bonus, restricted stock, or restricted stock unit recipient’s continuous status as an employee, director or consultant terminates, the recipient may be required to forfeit any or all of the shares held by that person which have not satisfied all vesting requirements as of the date of termination under the terms of the stock bonus or a related restricted stock agreement.

Exercise Price
     The exercise price of any stock options granted under the 2006 Plan must not be less than the fair market value of the Company’s common stock on the date of grant. The Compensation Committee may establish a purchase price for shares of common stock covered by a restricted stock award. Stock bonuses may be awarded in consideration for past services actually rendered to us or for our benefit. At December 7, 2006, the closing price of our common stock as reported by the NASDAQ Global Market was $5.10 per share.
Repricing Prohibition
     In the event of a decline in the value of our common stock, the Compensation Committee does not have the authority to offer optionees the opportunity to replace outstanding higher priced options with new lower priced options without stockholder approval.
Consideration
     The purchase price of stock acquired through a stock award will be paid in cash at the time of exercise or purchase or in any other form of legal consideration that may be acceptable to the Compensation Committee and is permitted by law, which may include that the purchase price may be paid by delivery to us of other shares of our common stock.
Transferability
     An incentive stock option is not transferable except by will or by the laws of descent and distribution, and is exercisable during the lifetime of the person to whom the incentive stock option is granted only by that person. Other awards granted under our 2006 Plan will be transferable only as provided in the stock award agreement. An optionee may designate a beneficiary who may exercise the option after the death of the optionee.
     A nonstatutory stock option may be transferable during the lifetime of the optionee as provided in the option agreement, as determined by the Compensation Committee in its discretion. The Compensation Committee may prescribe that a nonstatutory stock option may be transferred during the optionee’s lifetime to the optionee’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or one or more partnerships in which such family members are the only partners. The transferee of the nonstatutory stock option shall be bound by the same terms and conditions of the option agreement. The transferee may not transfer the nonstatutory stock option except by will or the laws of descent and distribution.
Vesting
     Although not a requirement, the total number of shares of stock subject to an award may be allotted in periodic installments. The award agreement may provide that from time to time during each of the installment periods, the award may become exercisable, or vest, with respect to some or all of the shares allotted to that period, and/or any prior period as to which the award became vested but was not fully exercised.
Other Stock-Based Awards
     The Compensation Committee may grant other awards to employees, directors or consultants that are valued in whole or in part or otherwise based on the value of our common stock. These awards may be granted alone or in addition to other stock awards. These awards may also be available as a form of payment in the settlement of deferred compensation obligations that may be owed to employees, directors and consultants that are payable in shares of our common stock. These awards may be paid in shares of common stock, cash or a combination of common stock and cash, as the Compensation Committee shall determine. The Compensation Committee shall have the authority to determine to whom, when and the amounts in which these awards shall be made.

Adjustments Upon Changes in Stock; Change in Control
     The (a) classes and maximum number of shares subject to our 2006 Plan, (b) maximum annual awards applicable under our 2006 Plan and (c) classes, number and price per share of stock subject to outstanding stock awards, will be appropriately adjusted if any change is made in the common stock subject to our 2006 Plan or subject to any stock award without our receipt of consideration through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise but not as a result of conversion of convertible securities.
     In the event of (a) the acquisition by any individual, entity or group of beneficial ownership of 35% or more of either (1) our then outstanding shares of common stock or (2) the combined voting power of our then outstanding securities entitled to vote generally in the election of the Board, (b) a change in the composition of the Board in connection with or in anticipation of, any acquisition, merger or reorganization in which individuals who, as of that date, constitute the Board cease for any reason to constitute at least a majority of the Board or (c) the sale or other disposition of all or substantially all of our assets, then any surviving corporation will assume any stock awards outstanding under our 2006 Plan or will substitute similar awards for those outstanding under our 2006 Plan or those stock awards will continue in full force and effect.
     In the event a surviving corporation refuses to assume the stock awards or substitute similar awards, then, with respect to stock awards held by persons then performing services as employees, directors or consultants, the time during which the stock awards may be exercised shall be accelerated prior to completion of the transaction and those stock awards terminated if not exercised prior to the transaction. If any surviving corporation assumes stock awards outstanding under our 2006 Plan or substitutes similar stock awards for those outstanding under our 2006 Plan, then, if the holder of a stock award (or substitute stock award) is terminated for any reason other than (a) death, (b) cause, (c) disability which prevents the holder of the stock award from performing his or her duties for more than 180 days during any 12 month period or (d) voluntary resignation, then the vesting of the award shall be accelerated in full and, if applicable, the award will be exercisable in full for the post-termination exercise period provided in the award agreement.
Amendment and Termination of our 2006 Plan
     The Board may at any time and from time to time amend the terms of our 2006 Plan. However, no amendment shall become effective without the approval of stockholders if stockholder approval of the amendment is required by Section 422 of the Code (relating to incentive stock options), the requirements of any exchange on which our common stock is listed or other applicable legal requirement.
     The Board may suspend or terminate our 2006 Plan at any time. Unless sooner terminated, our 2006 Plan will terminate on November 16, 2016. No awards may be granted under our 2006 Plan after it is suspended or terminated.
     Neither the suspension or termination of our 2006 Plan nor an amendment of our 2006 Plan will adversely affect the rights of participants, without their consent, under awards that were outstanding on the date of the suspension, termination or amendment.
Federal Income Tax Consequences
     Incentive Stock Options. Incentive stock options under our 2006 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under Section 422 of the Code.
     There generally are no federal income tax consequences to the optionee or to us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may affect the optionee’s alternative minimum tax liability.
     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss.

     Generally, if the optionee disposes of the stock before the expiration of either of these holding periods, the optionee shall be deemed to have made a disqualifying disposition, and at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the optionee’s actual gain, if any, on the purchase and sale. The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income.
     We are not entitled to claim a deduction on account of the grant or exercise of an incentive stock option. To the extent the optionee recognizes ordinary income due to a disqualifying disposition, we generally will be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.
     Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Stock-Based Awards. Nonstatutory stock options, restricted stock, restricted stock units, stock bonuses and other stock-based awards granted under our 2006 Plan generally have the following federal income tax consequences:
     There are no tax consequences to the participant or to us by reason of the grant of a nonstatutory stock option. Upon acquisition of the stock under a nonstatutory stock option, restricted stock award, restricted stock unit award or other stock-based award, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. We generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.
     Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who are subject to Section 16(b) of the Securities Exchange Act of 1934.
     Potential Limitation on Our Deductions. Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted under our 2006 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.
     Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of outside directors and: (a) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (b) the per-employee limitation is approved by the stockholders; and (c) the exercise price of the option is no less than the fair market value of the stock on the date of grant. The Company expects performance-based options granted under our 2006 Plan will satisfy these requirements.
     Compensation attributable to restricted stock, restricted stock units and stock bonuses will qualify as performance-based compensation, provided that: (a) the award is granted by a compensation committee comprised solely of outside directors, (b) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (d) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for the award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). Our 2006 Plan does not permit the grant of restricted stock, restricted stock units, stock bonuses and other stock-based awards that qualify as performance based compensation.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.
***
PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT AUDITOR SELECTION
     The Audit Committee has selected McGladrey & Pullen, LLP, or McGladrey, as our independent auditors for the fiscal year ending August 31, 2007, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting.
     Representatives of McGladrey are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
     The Audit Committee is responsible for pre-approving all audit and non-audit services provided by the independent auditor and may not engage the independent auditor to provide the specific non-audit services proscribed by law or regulations. As a result, all services provided by the independent auditor described below were pre-approved.
     During the fiscal years ended August 31, 2006 and 2005, fees billed to us by McGladrey were as follows:

	2006	2005
Audit Fees. Fees for services necessary to perform the annual audit and review of Securities and Exchange Commission filings.	$109,000	$107,000

Audit-Related Fees. Fees for consultation concerning financial accounting and reporting standards.	2,654	3,074

Tax Fees. No tax fees were billed by McGladrey during the years ended August 31, 2005 and 2006.	0	0

All Other Fees. Fees for audit of 401(k) Plan.	14,064	12,000

Totals	$125,718	$122,074
     Stockholder ratification of the selection of McGladrey as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of McGladrey to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that the change would be in our best interests and in the best interests of our stockholders.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.
***

EQUITY COMPENSATION PLAN INFORMATION
     The following table provides information about the securities authorized for issuance under our equity compensation plans as of August 31, 2006:

			(c)
	(a)	(b)	Number of securities remaining available
	Number of securities	Weighted-average	for future issuance under equity
	to be issued upon	exercise price of	compensation plans (excluding securities
	exercise of	outstanding	reflected in
Plan category	outstanding options	options	column (a)
Equity compensation plans approved by security holders*	1,404,611	$6.96	539,163

Equity compensation plans not approved by security holders**	628,131	$4.95	35,546

Total	2,032,742	$6.34	574,709

*	Subsequent to year-end, 201,051 of these shares became subject to purchase under stock options that were exchanged for former Cirronet options pursuant to the acquisition of Cirronet Inc. Upon approval by the stockholders, the remaining 341,112 shares will be available for issuance under the 2006 Plan, less the shares of stock subject to any Subsequent Awards.

**	SUMMARY DESCRIPTION OF MATERIAL TERMS OF EQUITY COMPENSATION PLAN NOT APPROVED BY STOCKHOLDERS:
1999 EQUITY INCENTIVE PLAN:
     Adoption; Eligibility. On April 8, 1999, the Board adopted our 1999 Equity Incentive Plan, or 1999 Plan. Our 1999 Plan has not been approved by the stockholders. Our 1999 Plan provides for the granting of nonstatutory stock options, stock bonuses and restricted stock to our employees and consultants. Neither the chief executive officer nor any of our four other highest compensated officers listed in the Summary Compensation Table is eligible to receive stock options, bonuses or restricted stock under our 1999 Plan. Other officers are only eligible to receive awards that are an inducement essential to the individual entering into an employment agreement with us or any of our affiliates.
     Stock Options. Generally, stock options granted under our 1999 Plan expire 10 years from the date of grant. The exercise price of each option may not be less than 85% of the fair market value of the stock subject to the option on the date of grant, unless granted pursuant to an assumption of or substitution for another option in a manner provided under the Code. The purchase price of stock acquired pursuant to an option is paid (a) in cash at the time of grant or (b) at the discretion of the Board, (1) by delivery of our common stock or (2) by any other form of legal consideration acceptable to the Board and permitted by law.
     The vesting period of each option is determined in each option agreement, and may become exercisable in periodic installments and be subject to other terms and conditions as the Board deems appropriate. In the event of termination of employment or a consulting relationship, an option may be exercised (to the extent it was exercisable as of the date of termination unless otherwise provided) only within the time period ending on the earlier of (a) 3 months following the date of termination for any reason other than disability or death, (b) 12 months following the date of termination if due to disability, (c) 18 months following the date of termination if due to death or (d)

expiration of the option. An option may also include a right to exercise prior to full vesting. Any unvested shares so purchased may be subject to a repurchase right in our favor or to any other restriction the Board deems appropriate.
     Stock Bonuses and Restricted Stock. Stock bonuses and restricted stock issued under our 1999 Plan must be purchased at a price determined by the Board; however, the Board may also award stock pursuant to a stock bonus agreement in consideration for past services. The purchase price of the stock pursuant to a stock purchase agreement is paid (a) in cash at the time of the purchase or (b) by any other form of legal consideration acceptable to the Board. Shares of stock sold or awarded may be, but are not required to be, subject to a vesting schedule determined by the Board. In the event of termination of employment or a consulting relationship, we may repurchase or otherwise reacquire stock held that is not vested as of the date of termination.
     Repricings. The Board has the authority to effect (a) a repricing of any outstanding options under our 1999 Plan and/or (b) with the consent of the affected holders, the cancellation of any outstanding options and the grant of new options covering the same or different numbers of shares of stock. In addition, the Board may grant an option with an exercise price lower than that described above if the option is granted as part of a transaction described in Section 424(a) of the Code. If awards granted under our 1999 Plan expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock will revert back to and become available for issuance under the 1999 Plan. Our 1999 Plan is our only plan which allows repricing of options; and to date, we have not repriced any options.
     Adjustments in Stock. In the event of a transaction not involving receipt of consideration by us, like a merger, consolidation, reorganization, stock dividend, or stock split, our 1999 Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to our 1999 Plan, and outstanding stock options, bonuses and restricted stock will be adjusted as to the class, number of shares and price per share of common stock subject to the stock options, bonuses and restricted stock.
     Acceleration of Vesting. Our 1999 Plan provides that, in the event of specified types of merger or other corporate reorganizations in which the surviving or acquiring corporations do not assume the stock options, bonuses and restricted stock outstanding under our 1999 Plan, the vesting and the time during which the stock options, bonuses and restricted stock may be exercised may be accelerated.
     Amendment; Suspension; Termination. The Board in its sole discretion at any time and from time to time may amend, suspend or terminate our 1999 Plan, and may also amend the terms of an outstanding award, including the purchase price of such award. However, no amendment, suspension or termination may impair the rights and obligations of the grantee unless we obtain the consent of the party to whom the award was granted.

THE BOARD OF DIRECTORS
Board Independence, Meetings and Committees
     Board Independence. The Board has determined that Messrs. Bernique, Campbell, Eversole and Hughes are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.
     Board Meetings and Attendance. The Board held six meetings during the fiscal year ended August 31, 2006. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served which were held during the period for which he was a director or committee member.
     Committees. The Board has an Audit Committee and a Compensation Committee, but not a Nominating Committee. The following independent directors were members of the respective committees during the past fiscal year:

Audit Committee	Compensation Committee
Francis J. Hughes, Jr. (Chairman) Michael R. Bernique Dean C. Campbell William L. Eversole	Dean C. Campbell (Chairman) Michael R. Bernique William L. Eversole. Francis J. Hughes, Jr.
     The Audit Committee. The Audit Committee (a) meets with our independent auditors quarterly to discuss financial statements and at least once annually to review the results of the annual audit and discuss the financial statements; (b) retains our independent auditors; and (c) receives and considers the accountants’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. It met five times during the fiscal year ended August 31, 2006.
     The Audit Committee is a separately designated committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. We have, and will continue to have, an Audit Committee of at least three members each of whom (a) is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards; (b) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934; (c) has not participated in the preparation of our financial statements or those of any subsidiary at any time during the past three years; and (d) is able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement.
     We also have, and will continue to have, at least one member of the Audit Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior official with financial oversight responsibilities. The Board has determined that Francis J. Hughes, Jr., who serves as the chairman of our Audit Committee, qualifies as an audit committee financial expert under Item 401 of Regulation S-K and is independent as defined under Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.
     The Compensation Committee. The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards equity compensation to employees and consultants under our equity incentive plans and otherwise determines compensation levels and performs other functions regarding compensation that are delegated by the Board. It met six times during the fiscal year ended August 31, 2006. Each member of the Compensation Committee is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

     The Nomination Process. The Board does not have a Nominating Committee. Nominees are selected by a majority of our directors who are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. Therefore, the Board does not believe it is necessary to have a separately designated nominating committee at this time. The Board has adopted a formal board resolution addressing the nominations process and other related matters required under the federal securities laws.
     The Board is responsible for identifying individuals qualified to become Board members. The Board’s policy is to consider recommendations for such nominees, including those submitted by stockholders. Stockholders may recommend nominees by writing to the Secretary of the Company at our principal executive office. Such recommendations will be promptly provided to the Chairman of the Board. Recommendations to be considered at the 2008 annual meeting of stockholders must be received by the Secretary of the Company as provided above under “Stockholder Proposals.”
     In identifying and evaluating nominees, the Board may consult with members of our management, consultants, and other individuals likely to possess an understanding of our business and knowledge of suitable candidates. The Board assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board’s criteria and needs. Such assessments will be consistent with the Board’s criteria for membership as follows: (i) not less than a majority of directors shall satisfy the independence requirements of the National Association of Securities Dealers’ listing standards; (ii) all directors shall possess high personal and professional ethics, integrity and values; practical wisdom and mature judgment; commitment to representing our long-term interests; relevant knowledge and experience; and the willingness to devote sufficient time to carrying out their duties and responsibilities effectively; and (iii) consideration will be given to the Board’s desire for directors with diverse backgrounds and interests.
     Communications with Directors. Interested parties may communicate with the Board or individual directors directly by writing to the directors c/o the Secretary of the Company at our principal executive offices. Such communications will be provided promptly and, if requested, confidentially to the respective directors.
     Director Attendance at Annual Meeting of Stockholders. The policy of the Board is that directors should attend the Company’s annual meeting of stockholders. All of the directors attended the 2006 annual meeting.
Director Compensation
     Effective May 1, 2003, Mr. Bernique entered into an agreement with us to serve as Chairman of the Board. We have agreed to pay Mr. Bernique $750 a week for his services as Chairman of the Board and can terminate this agreement at any time upon 30 days’ prior written notice.
     Each non-employee director receives a quarterly retainer of $3,000, a per meeting fee of $1,000 per day for each board meeting attended by a member in person, or if not in person, a per meeting fee of $500 for each board meeting attended by a member telephonically. The members of the Board are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with our policy. Audit Committee members receive cash compensation in an amount equal to $500 for each meeting attended in person or telephonically and the Chairman of the Audit Committee receives additional cash compensation in an amount equal to $500 for each meeting attended in person or telephonically with the Audit Committee and with the Company’s internal controls consultant.
     Non-employee directors have received stock option grants under our Directors’ Plan. Our authority to grant stock options to directors under the Directors’ Plan expired in April 2004. Options granted to our non-employee directors subsequent to that date were made under our 1997 Plan and do not qualify as incentive stock options under the Code. Equity awards to our directors are now made in the form of restricted stock units, or RSUs, under our 1997 Plan. These grants are not formula-based, but are decided by the Board and disclosed in succeeding proxy statements. Future equity awards will be made under the 2006 Plan (other than any Subsequent Awards which may be made under the 1997 Plan) upon stockholder approval.
     During the last fiscal year, each of Messrs. Bernique, Campbell and Hughes received awards of 5,000 RSUs. These RSUs vest at a rate of 25% each year for a period of four years. Mr. Eversole received an award of

8,700 RSUs upon joining the Board in February 2006. During our fiscal year 2006, Messrs. Bernique, Campbell and Hughes did not exercise any of their outstanding options.
EXECUTIVE OFFICERS

		Positions and Offices	Date First Elected To	Business Experience
Name of Officer	Age	Presently Held	Present Offices	(Preceding Five Years)
David M. Kirk	46	President and Chief Executive, Director	November 10, 1999	President and Chief Executive; prior thereto, VP of Marketing; prior thereto, Director of Marketing for Murata Electronics of North America, Inc.

Harley E Barnes III	48	Chief Financial Officer	December 3, 2001	Chief Financial Officer; prior thereto, Mentor at STARTech Early Ventures; prior thereto, Consultant with TeleCentric, Inc.; prior thereto, VP of Alcatel USA, Inc.

Joseph E. Andrulis	43	Vice-President, Marketing	December 6, 2004	Co-founder and President, Form Genus, LLC; prior thereto, President and Chief Executive of Teloptica, Inc.; prior thereto, VP of Marketing, Teloptica, Inc.; prior thereto, VP of Marketing, Blue Wave Systems, Inc.

Darrell L. Ash	62	Senior Vice-President & Chief Development Officer	July 10, 1995	Founder (with two others) in 1979, Sr. VP & Chief Development Officer; prior thereto, Sr. VP Chief Technical Officer; prior thereto, Sr. VP Engineering.

David B. Crawford	53	Vice-President, Sales	May 3, 1999	VP of Sales; prior thereto, VP of Sales for Kingston Technology; prior thereto, Director of Sales for Hitachi America, Inc.

James P. Farley	57	Vice-President, Controller & Secretary	October 1, 1997	VP, Controller & Secretary; prior thereto, Controller.

Robert J. Kansy	59	Vice-President, Engineering	January 27, 1997	VP of Engineering; prior thereto, Manager Solid State Technology at Q-Dot, Inc., a designer of integrated circuits for government and commercial applications.

Jon S. Prokop	64	Vice-President, Operations	September 1, 2004	VP of Operations; prior thereto, VP of Manufacturing, prior thereto, Director of Manufacturing Engineering; prior thereto, Packaging Department Manager
There is no family relationship between any of the above-named executive officers.

EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table
     The following table shows compensation earned during the three most recent fiscal years by our chief executive officer and our four other most highly compensated executive officers whose bonus and salary exceeded $100,000 and who were serving at the end of the 2006 fiscal year. We refer to these individuals collectively as the Named Executive Officers.
Summary Compensation Table

					Long Term Compensation
	Annual Compensation				Awards
				Other
				Annual	Restricted	Securities
				Compen-	Stock	Underlying	All Other
Name and				sation	Units	Options	Compensation
Principal Position	Year	Salary ($)	Bonus($)	($)(1)	($)(2)	(#)	($)(3)
David M. Kirk	2006	212,192	67,100	0	45,520	0	7,429
President and	2005	200,086	7,500	0	0	0	4,624
Chief Executive Officer	2004	185,602	57,000	0	0	40,000	3,520

Joseph E. Andrulis	2006	147,231	37,250	0	22,760	0	4,796
Vice President, Marketing	2005	103,173	0	0	0	0	446
	2004	0	0	0	0	0	0

Darrell L. Ash	2006	136,232	37,250	0	22,760	0	5,750
Senior Vice President and	2005	130,691	5,000	0	0	4,600	5,320
Chief Development Officer	2004	130,688	29,000	0	0	20,000	4,083

David B. Crawford	2006	151,959	0	72,942	22,760	0	4,967
Vice President, Sales	2005	145,771	0	9,596	0	4,800	3,983
	2004	145,775	0	46,674	0	20,000	3,297

Jon S. Prokop	2006	144,198	37,050	0	22,760	0	5,945
Vice President,	2005	138,329	5,000	0	0	6,000	5,765
Operations	2004	138,330	29,000	0	0	20,000	4,570

(1)	Amounts reported as Other Annual Compensation for David B. Crawford represent the payment of commissions.

(2)	Amounts reported as Restricted Stock Units represent the dollar value, calculated by multiplying the number of restricted stock units awarded by the market value of the Company’s common stock on the date of grant (December 14, 2005) of 8,000, 4,000, 4,000, 4,000 and 4,000 restricted stock units awarded to Messrs. Kirk, Andrulis, Ash, Crawford and Prokop, respectively, as part of our annual long-term incentive program. The restricted stock units vest annually in one-fourth installments over a four year period, beginning January 14, 2007. Dividends are not paid on restricted stock units prior to vesting. As of August 31, 2006, the number and value of restricted stock units held by the Named Executive Officers, calculated by multiplying the number of restricted stock units held by the market value of the Company’s common stock on August 31, 2006, were as follows: Mr. Kirk, 8,000 units, $49,520; Mr. Andrulis, 4,000 units, $24,760; Mr. Ash, 4,000 units, $24,760; Mr. Crawford, 4,000 units, $24,760; and Mr. Prokop, 4,000 units, $24,760.

(3)	Amounts reported as All Other Compensation represent (a) premiums paid by us on life insurance policies, of which we are not the beneficiary, for Messrs. Kirk, Andrulis, Ash, Crawford and Prokop in the amounts of $783, $373, $2,186, $875 and $2,544, respectively; and (b) matching contributions made by us to the 401(k) accounts of Messrs. Kirk, Andrulis, Ash, Crawford and Prokop in the amounts of $6,646, $4,424, $3,564, $4,091 and $3,401, respectively. Under our 401(k) Plan, all eligible employees may invest a portion of their regular salary or wages. We match 100% of the first 3% of each employee’s contributions.
Change-of-Control Agreements
     Each of the Named Executive Officers described in the Summary Compensation Table above has entered into a change-of-control agreement with us. Each agreement provides that if, following a change-in-control, the officer is terminated by us for any reason other than (a) death, (b) cause, (c) illness, accident, or other physical or mental incapacity, or (d) voluntary resignation, the officer is entitled to receive a payment of (1) up to two times his annualized base salary and largest annual cash bonus during the immediately preceding three fiscal years; (2) a payment equal to 12 months’ cost to us of the then-existing employee benefits; and (3) a gross-up payment to offset any excise tax which may result from the change-in-control payments. At the time of the change-in-control, options which have been granted to each officer shall be subject to accelerated vesting as described in the plans and shall be exercisable in full for the exercise period provided in the option award agreement.
Restricted Stock Unit, Stock Option Grants And Exercises
     Our adoption of FAS 123(R) as of September 1, 2005 increased the expense associated with granting stock options. As a result, we changed our long-term incentive program and began granting RSUs to our directors, executive officers and certain other employees instead of stock options. RSUs, when granted, obligate us to deliver shares of our common stock to the grantee if, when and to the extent that the grantee’s rights under such arrangement vest. We grant RSUs pursuant to our stockholder approved 1997 Plan and expect to grant future awards pursuant to our 2006 Plan (other than any Subsequent Awards which may be made under the 1997 Plan). subject to stockholder approval of Proposal No. 2 herein. Awards of RSUs representing an aggregate of 24,000 shares of our common stock were granted to the Named Executive Officers during the last fiscal year as reflected in the Summary Compensation Table above.
     No stock options were granted to any of the Named Executive Officers during the past year. We have previously granted stock options to our executive officers under two of our stock option plans: our 1986 Supplemental Stock Option Plan, or 1986 Plan, and our 1997 Plan. The authority to grant additional options under the 1986 Plan terminated in November 2002, and authority to grant additional options under the 1997 Plan will terminate upon stockholder approval of Proposal No. 2 herein, but options previously granted will remain in effect in accordance with their terms and subject to the respective plans. The total options granted to employees during the fiscal year ended August 31, 2006 was 6,000 options.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

			Number of Securities Underlying		Value of Unexercised
			Unexercised Options at		In-the-Money Options at
			08/31/06 (#)		08/31/06 ($)
	Shares Acquired on
Name	Exercise (#)	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David M. Kirk	—	$0.00	206,000	2,500	$150,178	$7,552

Joseph E. Andrulis	—	$0.00	32,400	0	$3,912	$0.00

Darrell L. Ash	—	$0.00	83,453	2,397	$111,358	$7,350

David B. Crawford	4,000	$10,043	92,016	2,084	$51,468	$6,320

Jon S. Prokop	—	$0.00	98,717	2,084	$118,465	$6,320
     The value of unexercised in-the-money options is based on the fair market value of our common stock as of August 31, 2006 of $6.19 per share, minus the exercise price, multiplied by the number of shares underlying the option.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information regarding the ownership of our common stock as of October 31, 2006, (unless otherwise indicated) by: (a) each nominee for director; (b) each of the Named Executive Officers described in the Summary Compensation Table; (c) all of our executive officers and directors as a group; and (d) all those we know to be beneficial owners of more than 5% of our common stock.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total (2)
Austin W. Marxe and David M. Greenhouse (3) 153 E. 53rd Street New York, NY 10022	1,002,728	11.4%
David M. Kirk (4)	243,860	2.8%
Dean C. Campbell (5)	202,236	2.3%
Darrell L. Ash (6)	157,914	1.8%
Michael R. Bernique (7)	151,580	1.7%
Francis J. Hughes, Jr. (8)	113,513	1.3%
Jon S. Prokop (9)	114,985	1.3%
David B. Crawford (10)	98,254	1.1%
Joseph E. Andrulis (11)	34,611	*
William L. Eversole	0	*
All executive officers and directors as a group (12 persons) (12)	1,415,622	16.1%

*	Less than 1%.

1.	This table is based upon information supplied by officers and directors, Section 16 reports and Schedules 13D and 13G filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

2.	Applicable percentages are based upon 8,816,229 shares outstanding on October 31, 2006, adjusted as required by rules promulgated by the SEC.

3.	As reported in a Schedule 13G, dated December 31, 2005, Austin W. Marxe and David M. Greenhouse share voting and investment control over all securities owned by Special Situations Technology Fund, L.P. (Tech) and Special Situations Technology Fund II, L.P. (Tech II). This amount includes 133,161 shares of common stock owned by Tech and 869,567 shares of common stock owned by Tech II. The interest of Marxe and Greenhouse in the shares of common stock owned by Tech and Tech II is limited to the extent of their respective ownership interest.

4.	David M. Kirk’s holdings include 207,458 shares issuable upon exercise of options.

5.	Dean C. Campbell’s holdings include (a) 40,000 shares held by the Delaware Charter Guarantee & Trust Company FBO Dean C. Campbell—IRA, (b) 6,500 shares held in the LBC 1992 Irrevocable Trust, (c) 6,500 shares held in the JHC 1992 Irrevocable Trust, and (d) 90,153 shares directly held. Also includes 59,083 shares issuable upon exercise of options.

6.	Darrell L. Ash’s holdings include 84,891 shares issuable upon exercise of options.

7.	Michael R. Bernique’s holdings include 132,580 shares issuable upon exercise of options.

8.	Francis J. Hughes, Jr.’s holdings include 59,083 shares issuable upon exercise of options.

9.	Jon S. Prokop’s holdings include 99,758 shares issuable upon exercise of options.

10.	David B. Crawford’s holdings include 93,058 shares issuable upon exercise of options.

11.	Joseph E. Andrulis’ holdings include 32,400 shares issuable upon exercise of options.

12.	Executive officer and director group holdings include an aggregate of 1,033,350 shares issuable upon exercise of options held by executive officers and directors.
Compliance with Section 16(a) of the Exchange Act
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.
     To our knowledge, based solely on a review of the copies of the reports furnished to us and written representations that no other reports were required, during the fiscal year ended August 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with and no reports or transactions were filed late except that one report was filed late by Joseph E. Andrulis disclosing one transaction.

COMPENSATION COMMITTEE REPORT
General
     Compensation of our senior executives is determined by the Compensation Committee of the Board, or the Committee. The Committee, comprised entirely of independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, meets to set annual salaries in advance and bonuses for the current year, to review annual goals and to reward outstanding annual performance of executive officers and to grant stock options and stock awards pursuant to our stock plans. The Committee has considered executive officers’ compensation matters at several meetings since its last report to stockholders published in our proxy statement for the 2006 annual meeting of stockholders. During those meetings, the Committee consulted with senior management, reviewed and approved corporate goals and objectives relevant to compensation matters, evaluated the performance of certain executives and considered, among other factors, third party studies of executive compensation for comparable companies, and the Company’s performance and relative stockholder return. The results of some of the actions taken from those meetings are included under the heading “Executive Officer Compensation” in this proxy statement.
     While management may have been present during a part of Committee discussions regarding officers’ compensation during the last fiscal year, Committee decisions with respect to the compensation of our Chief Executive Officer and other executives were reached in private session without the presence of any member of management.
     Stockholder comments to the Committee are welcomed and should be addressed to the Secretary of the Company at our principal executive office.
Compensation Philosophy
     Our primary goal is to align compensation with our business objectives and performance. Our aim is to attract, retain and reward executive officers and other key employees who contribute to our long-term success and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and the creation of stockholder value, the Board has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this compensation package are:
•	We intend to pay competitively with leading companies with which we compete for talent.

•	We maintain annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that are intended to bring total compensation to competitive levels.

•	We provide significant equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long-term to respond to our business challenges and opportunities as owners and not just as employees.
Base Salary
     The Committee reviews each executive officer’s base salary on an annual basis. Among those factors taken into consideration in setting salaries for executives are (1) individual and corporate performance, (2) level of responsibility, (3) prior experience, (4) breadth of knowledge of the industry, and (5) competitive pay practices.
Bonus
     We believe that executive performance may be maximized through a system of incentive awards. Toward this end, the Committee has adopted the Omnibus Cash Incentive Plan of 2005, or Omnibus Plan. Under the terms of the Omnibus Plan, the Committee approved the Management Incentive Plan of 2005, or Management Plan, and the Executive Sales Incentive Plan of 2005, or Sales Plan. The purposes of the Omnibus Plan, the Management Plan and the Sales Plan include providing Committee input in the structuring of cash incentives, establishing standard terms and conditions for cash incentives, and establishing more clearly the extent of the Committee’s oversight of all compensation arrangements. For all cash incentive arrangements, the award earned depends on the extent to which our performance objectives are achieved. Each fiscal year the Committee will review and approve our annual performance objectives and our executive officers’ performance. Our objectives consist of operating, strategic and financial goals that are considered to be critical to our overall goal: building stockholder value. For the fiscal year ended August 31, 2006, the Committee had determined that the primary goal in building stockholder value was meeting sales growth targets.
Long-Term Incentives
     Our primary long-term incentive programs presently consist of our 1997 Plan (which will be replaced with the 2006 Plan upon stockholder approval of Proposal No. 2), and our 1994 Employee Stock Purchase Plan, or Purchase Plan. The 1997 Plan utilizes vesting periods (generally four years) to encourage key employees to continue in our employ. Prior to September 1, 2005, we granted stock options to our directors, executive officers and certain other employees to provide significant equity incentives to build long-term stockholder value. The exercise price of options granted under the plans generally was 100% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if our common stock appreciates in the long-term.
     Our adoption of FAS 123(R) as of September 1, 2005 increased the expense associated with granting stock options. As a result, we changed our long-term incentive program and began granting RSUs to our directors, executive officers and certain other employees, instead of stock options, in order to provide incentives to build long-term stockholder value. RSUs, when granted, obligate us to deliver shares of our common stock to the grantee if, when and to the extent that the grantee’s rights under such arrangement vest. We have granted RSUs pursuant to our stockholder approved 1997 Plan and expect to grant future awards (other than any Subsequent Awards) pursuant to our 2006 Plan subject to stockholder approval of Proposal No. 2 herein.
     We established the Purchase Plan both to encourage employees to continue in our employ and to motivate our employees through ownership interests. Under the Purchase Plan, employees, including officers, may have up to 15% of their earnings withheld for purchases of common stock on certain dates specified by the Board. The price of common stock purchased is equal to 85% of the five day average of the fair market value of the common stock immediately preceding the closing date of the relevant offering period.
Chief Executive Officer Compensation
     In May, 2006 the Committee established an annual base salary for David M. Kirk, our President and Chief Executive Officer, of $220,000, reflecting an increase from $210,000 established in November 2004. The increase in Mr. Kirk’s base salary, as well as any bonus or grants of stock options or RSUs he may receive, are determined in accordance with the criteria described under the headings “Base Salary,” “Bonus,” and “Long-Term Incentives” in this report, and otherwise reflect the Committee’s assessment of (1) his performance, (2) his skills in relation to other CEO’s in our industry, (3) its confidence in his ability to lead our continued development, and (4) his broad involvement in our operations.
Certain Tax Considerations
     Section 162(m) of the Code limits us to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.
     While it is unlikely that the compensation paid to any executive officer in the upcoming taxable year will exceed $1 million, the Committee has established policies for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as “performance-based compensation.” They previously were in effect for our equity-based plans, and for non-equity compensation are reflected primarily in our Omnibus Plan, which was approved by the Committee in October 2005, and other plans implemented pursuant to the Omnibus Plan.

Compensation Committee Interlocks and Insider Participation
     As discussed in the report above, David M. Kirk, our President and Chief Executive Officer, is not a member of the Committee but participated in the deliberations of the Board concerning executive officer compensation, except where the decision directly involved his own compensation package.
From the members of the Compensation Committee:
Dean C. Campbell (Chairman)
Michael R. Bernique
William L. Eversole
Francis J. Hughes, Jr.
AUDIT COMMITTEE REPORT
     Our Audit Committee consists of four independent members of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board adopted an updated written charter for the Audit Committee on November 19, 2003, which is attached to this proxy statement as Appendix B.
     The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including the process of preparing the financial reports and other financial information we provide to any governmental or regulatory body, the public or other users thereof, our systems of internal accounting and financial controls, the annual independent audit of our financial statements and our legal compliance and ethics programs as established by management and the Board. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2006 with management. Furthermore, the Audit Committee has discussed with McGladrey, our independent auditors for the fiscal year ended August 31, 2006, the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and letter from McGladrey required by Independence Standards Board Standard No. 1 and has discussed with McGladrey such auditing firm’s independence. The Audit Committee considered whether or not the provision of non-audit services by McGladrey is compatible with maintaining the independence of the firm.
     Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended August 31, 2006, our most recently completed fiscal year, which report has been filed with the Securities and Exchange Commission.
     The Audit Committee has also recommended to the Board the selection of McGladrey as the Company’s independent auditors for the fiscal year ending August 31, 2007, and the Board has approved that recommendation. (See Proposal No. 3 on page 10).
     From the members of the Audit Committee:
Francis J. Hughes, Jr. (Chairman)
Michael R. Bernique
Dean C. Campbell
William L. Eversole

STOCK PERFORMANCE GRAPH
     The following graph (1) shows the total stockholder return on an investment of $100 in cash made on August 31, 2001 for (a) our common stock, (b) the NASDAQ Stock Market (U.S.) and (c) the NASDAQ Electronic Components Index. All values assume reinvestment of the full amount of all dividends and are calculated as of August 31 of each year:
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG RF MONOLITHICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

Company/Index Name	2001	2002	2003	2004	2005	2006
RF Monolithics, Inc.	$100	$124.69	$234.38	$221.25	$198.13	$193.44
NASDAQ Electronic Components	100	6.43	95.95	95.95	88.36	87.24
NASDAQ Stock Markets (U.S.)	100	73.39	101.09	101.09	120.89	123.38

•	$100 INVESTED ON 8/31/00 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS.

•	FISCAL YEAR ENDING AUGUST 31.

(1)	This section is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

OTHER MATTERS
Certain Transactions With Management
     Effective May 1, 2003, Mr. Bernique entered into an agreement with us to serve as Chairman of the Board. This agreement is more fully described under the heading “Director Compensation.”
Indemnification
     We have entered into indemnity agreements with certain of our officers and directors which provide, among other things, that we will indemnify the officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings to which he is or may be made a party by reason of his position as a director, officer or other agent, and otherwise to the full extent permitted under Delaware law and our Bylaws.
Other Business
     The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on the matters in accordance with their best judgment.
By Order of the Board of Directors,
/s/  James P. Farley
James P. Farley
Secretary
December 11, 2006
     A copy of our annual report on Form 10-K for the fiscal year ended August 31, 2006, is available without charge upon written request to: Corporate Secretary, RF Monolithics, Inc., 4441 Sigma Road, Dallas, Texas 75244.

Appendix A
RF MONOLITHICS, INC.
2006 EQUITY INCENTIVE PLAN
Adopted November 14, 2006
1. Purposes.
     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses (awards of shares of common stock that are immediately vested and transferable), (iv) restricted stock (awards of shares of common stock that, subject to the terms of the Plan and applicable agreement, are nonvested, nontransferable or both), (v) restricted stock units (awards that represent the right to receive shares of common stock subject to the terms of the Plan and applicable agreement) and (vi) Other Stock-Based Awards, all as defined below.
     (b) The Company, by means of the Plan, seeks to retain the services of Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Committee, be (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses, restricted stock or restricted stock units granted pursuant to Section 7 hereof or (iii) Other Stock-Based Awards granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.
2. Definitions.
     (a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.
     (b) “Board” means the Board of Directors of the Company.
     (c) “Cause” shall mean with respect to any Employee, Director or Consultant (i) the willful failure to perform, or the habitual neglect of, assigned duties or willful noncompliance with, or habitual neglect of, Company policies; (ii) conviction (including any plea of nolo contendere) of such person of any felony or crime involving dishonesty; (iii) any act of personal dishonesty knowingly taken by such person in connection with his or her responsibilities as an Employee, Director or Consultant and intended to result in the personal enrichment of such person or any other person; (iv) bad faith conduct that is materially detrimental to the Company; (v) inability of such person to perform his or her duties due to alcohol or illegal drug use; (vi) such person’s failure to comply with any legal written directive of the Board; or (vii) any act or omission of such person which is of substantial detriment to the Company because of such person’s intentional failure to comply with any statute, rule or regulation, except any act or omission believed by such person in good faith to have been in or not opposed to the best interest of the Company (without intent of such person to gain, directly or indirectly, a profit to which he or she was not legally entitled) and except that Cause shall not mean bad judgment or negligence other than habitual neglect of duty.
     (d) “Change of Control” shall mean:

     i. Any acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the “Outstanding Voting Securities”); or
     ii. in connection with or in anticipation of, any acquisition, merger or reorganization in which individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
     iii. the sale or other disposition of all or substantially all of the assets of the Company; but
     iv. “Change of Control” shall not mean (i) any acquisition, merger, or reorganization by the Company in which the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 65% or more of the stockholders of the Company of either (A) the Outstanding Common Stock or (B) the Outstanding Voting Securities immediately prior to such acquisition, merger, or reorganization remains unchanged after such acquisition, merger or reorganization or (ii) any acquisition, merger, or reorganization by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.
     (e) “Code” means the Internal Revenue Code of 1986, as amended.
     (f) “Committee” means the Compensation Committee of the Board.
     (g) “Company” means RF Monolithics, Inc., a Delaware corporation.
     (h) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or other advisory or professional services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.
     (i) “Continuous Service as an Employee, Director or Consultant” means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party’s sole discretion, whether Continuous Service as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.
     (j) “Director” means a member of the Board who is not an Employee of the Company.
     (k) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

     (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (m) “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:
          (1) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company’s common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.
          (2) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Committee.
     (n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
     (o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
     (p) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     (q) “Option” means either an Incentive Stock Option or Nonstatutory Stock Option granted pursuant to the Plan.
     (r) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
     (s) “Optionee” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
     (t) “Other Stock-Based Awards” has the meaning set forth in Section 8 hereof.
     (u) “Plan” means this 2006 Equity Incentive Plan.
     (v) “Securities Act” means the Securities Act of 1933, as amended.
     (w) “Stock Award” means any right granted under the Plan, including any Option, stock bonus, restricted stock, restricted stock unit or Other Stock-Based Awards.
     (x) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
     (y) “Voluntary Resignation” shall mean, with respect to any Employee, Director or Consultant, any termination of such person’s employment or other service relationship with the Company upon such person’s own initiative, including his or her retirement, provided, however, that if such person’s salary, title, duties, or benefits are materially reduced subsequent to or in anticipation of a Change of Control, such resignation by such person shall not be deemed a “Voluntary Resignation.”

3. Administration.
     (a) The Plan shall be administered by the Committee.
     (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, restricted stock, a restricted stock unit, an Other Stock-Based Award, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person; provided, that any Stock Award granted to a Director shall be approved by the Board.
          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for their administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
          (3) To amend the Plan or a Stock Award as provided in Section 13.
          (4) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.
4. Shares Subject To The Plan.
     (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards under this Plan shall not exceed in the aggregate the number of shares of common stock which as of January 17, 2007 is available for future grant under the terms of the Company’s 1997 Equity Incentive Plan (the “1997 Plan”). In addition, if any award under the 1997 Plan is terminated or forfeited on or after January 17, 2007, the number of shares of common stock subject to such awards but not issued pursuant thereto shall be available for issuance under this Plan. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.
     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
5. Eligibility.
     (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants; provided, however that Nonstatutory Stock Options may be granted to Consultants only if the Option will not constitute “nonqualified deferred compensation” as defined under Section 409A of the Code.
     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than three hundred fifty thousand (350,000) shares of the Company’s common stock in any calendar year.
6. Option Provisions.
     Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.
     (b) Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. The exercise price for any Option granted hereunder shall not be subsequently reduced without the approval of the stockholders of the Company, except for adjustments contemplated by Section 12(a) hereof.
     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Committee, (A) by delivery to the Company of other common stock of the Company or (B) in any other form of legal consideration that may be acceptable to the Committee and not prohibited by law.
     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall be transferable by will or by the laws of descent and distribution. The person to whom an Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.
     A Nonstatutory Stock Option may be transferable during the lifetime of the person to whom the Nonstatutory Stock Option was granted upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as determined by the Committee in its discretion (subject to the following sentences). The Committee may prescribe that a Nonstatutory Stock Option may be transferred during the Optionee’s lifetime to the Optionee’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or one or more partnerships in which such family members are the only partners. The holder of a Nonstatutory Stock Option transferred pursuant to the preceding sentence shall be bound by the same terms and conditions that governed the Nonstatutory Stock Option during the period that it was held by the Optionee; provided, however, that such transferee may not transfer the Nonstatutory Stock Option except by will or the laws of descent and distribution.
     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions at the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.
     (f) Termination of Employment or Relationship as an Employee, Director or Consultant. In the event an Optionee’s Continuous Service as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee’s Continuous Service as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.
     An Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Service as an Employee, Director, or Consultant (other than upon the Optionee’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Service as an Employee, Director or Consultant (other than upon the Optionee’s death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.
     (g) Disability of Optionee. In the event an Optionee’s Continuous Service as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.
     (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee’s Continuous Service as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the tenth anniversary of the date of grant. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.
     (i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate.

     7. Terms Of Stock Bonuses, Restricted Stock and Restricted Stock Units.
     Each stock bonus, restricted stock or restricted stock unit agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of stock bonus, restricted stock or restricted stock unit agreement may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus, restricted stock or restricted stock unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:
     (a) Purchase Price. The Committee may establish a purchase price for shares of common stock covered by a restricted stock award. Notwithstanding the foregoing, the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.
     (b) Transferability. Rights under a stock bonus, restricted stock or restricted stock unit agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.
     (c) Consideration. The purchase price, if any, of stock acquired pursuant to a restricted stock award shall be paid either: (i) in cash at the time of purchase or (ii) in any other form of legal consideration that may be acceptable to the Committee in its discretion and not prohibited by law. Notwithstanding the foregoing, the Committee may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.
     (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a vesting schedule to be determined by the Committee.
     (e) Termination of Employment or Relationship as an Employee, Director or Consultant. The terms of the restricted stock agreement and the terms of a restricted stock unit agreement may provide that such Stock Awards shall be forfeited if such person’s Continuous Service as an Employee, Director or Consultant terminates before such person’s rights in such Stock Award have vested.
8. Other Stock-Based Awards.
     Other awards that are valued in whole or in part by reference to, or are otherwise based on, the value of the common stock of the Company or securities convertible into shares of the common stock of the Company (“Other Stock-Based Awards”) may be granted hereunder to Employees, Directors and Consultants. Other Stock-Based Awards may be granted alone or in addition to other Stock Awards granted under the Plan. Other Stock-Based Awards also shall be available as a form of payment in the settlement of deferred compensation obligations owed to Employees, Directors and Consultants that are payable in shares of the common stock of the Company. Other Stock-Based Awards shall be paid in shares of the common stock of the Company, in cash or a combination of shares of the common stock of the Company and cash, as determined by the Committee. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees, Directors and Consultants to whom, and the time or times at which their Stock-Based Awards shall be made, the number of shares of common stock of the Company to be granted pursuant to such awards, and all other conditions of the awards. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

9. Covenants Of The Company.
     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.
     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.
10. Use Of Proceeds From Stock.
     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.
11. Miscellaneous.
     (a) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d) or 7(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.
     (b) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company’s Board and/or the Company’s stockholders to remove any Director as provided in the Company’s Bylaws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant’s agreement with the Company or Affiliate.
     (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.
     (d) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d) or 7(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.
     (e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of common stock of the Company.
     (f) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.
12. Adjustments Upon Changes In Stock.
     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company”.)
     (b) In the event of a Change of Control, then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event. If any acquiring or surviving corporation assumes Stock Awards outstanding under the Plan or substitutes similar stock awards for those outstanding under the Plan, then if the Continuous Service as an Employee, Director or Consultant of the holder of a Stock Award (or substitute stock award) is terminated for any reason other than (i) death, (ii) Cause, (iii) illness, accident, or other physical or mental incapacity which prevents the holder of such award from performing his or her duties for more than one hundred and eighty (180) days during any twelve (12) month period, or (iv) Voluntary Resignation, then the vesting of such award shall be accelerated in full and, if applicable, such award shall be exercisable in full for the post-termination exercise period provided in such award’s agreement.
13. Amendment Of The Plan and Stock Awards.
     (a) The Board at any time, and from time to time, may amend the Plan and such amendment shall be effective without stockholder approval unless such approval is required by Section 422 of the Code, the requirements of any exchange on which the common stock of the Company is listed or other applicable legal requirement.
     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.
     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.
     (e) The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.
14. Termination Or Suspension Of The Plan.
     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day prior to the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.
15. Effective Date Of Plan.
     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

Appendix B
RF MONOLITHICS, INC.
AUDIT COMMITTEE CHARTER
Adopted November 14, 2006
I. Composition of the Audit Committee
     The Audit Committee of RF Monolithics, Inc. (the “Company”) shall be comprised of at least three directors each of whom is (i) “independent” under the rules of the Nasdaq Stock Market, Inc., except as provided below and permitted by Nasdaq Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, (iii) is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and (iv) does not own or control 20% or more of the Company’s voting securities. All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication.
     Notwithstanding the immediately preceding paragraph, one director who is not “independent” under the rules of the Nasdaq Stock Market, Inc., who does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, who is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Exchange Act, who does not or own or control 20% or more of the Company’s voting securities, and who is not a current officer or employee, or a person who is a relative by blood, marriage or adoption of, or who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, shall have determined that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years and may not chair the Committee.
     No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than (i) director’s fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.
     Members shall be appointed by the Board based on nominations recommended by a majority of the Company’s independent directors, and shall serve at the pleasure of the Company’s independent directors and for such term or terms as the Company’s independent directors may determine.
     The Board shall designate one member of the Audit Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue.
II. Purposes of the Audit Committee

     The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company
     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management’s assessment of the effectiveness of internal control over financial reporting (commencing in the fiscal year ending July 15, 2007) and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.
     The independent auditors for the Company are accountable to the Board and the Audit Committee, as representatives of the shareholders. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Audit Committee.
     The independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing: each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.
     The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.
III. Meetings of the Audit Committee
     The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee shall meet separately once every fiscal year, or more frequently if circumstances dictate, with management, the director of the internal auditing department (if then in existence) and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.
IV. Duties and Powers of the Audit Committee
     To carry out its purposes, the Audit Committee shall have the following duties and powers:

1. with respect to the independent auditors,
     (i) to directly appoint, retain, compensate, evaluate, and terminate the independent auditors, including sole authority to approve all audit engagement fees and terms;
     (ii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;
     (iii) to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;
     (iv) to obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;
     (v) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner;
     (vi) to review and approve all related party transactions of the Company; and
     (vii) to instruct the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders;
2. with respect to accounting principles and policies, financial reporting principles and policies and internal control over financial reporting,
     (i) to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:
•	deficiencies in internal control identified during the audit or other matters relating to internal control over financial reporting;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent auditors’ responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

•	the responsibility of the independent auditors for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the independent auditors;

•	difficulties encountered with management in performing the audit;

•	the independent auditors’ judgments about the quality of the entity’s accounting principles;

•	reviews of interim financial information conducted by the independent auditors; and

•	the responsibilities, budget and staffing of the Company’s internal audit function;
     (ii) to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting;
     (iii) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including without limitation investigation thereof, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and
     (iv) to establish hiring policies for employees or former employees of the independent auditors;
     (v) to review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules or otherwise;
3. with respect to reporting and recommendations,
     (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement report; and
     (ii) to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors.
4. with respect to the internal auditing department (if then in existence), to review the appointment and replacement of the director of the internal auditing department.

V. Delegation to Subcommittee
     The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.
VI. Resources and Authority of the Audit Committee
     The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management. Without limiting the generality of the foregoing, the Company is hereby authorized and directed to provide for appropriate funding, as determined by the Audit Committee in its capacity as a committee of the Board of Directors, for payment of:
1. Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
2. Compensation to any advisers employed by the Audit Committee under this Charter; and;
3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004 Least Address Line	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	C0123456789	12345

A	Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. To elect directors to serve until the next annual meeting or until their successors are elected and have qualified, or until a directors earlier death, resignation or removal. MANAGEMENT RECOMMENDS A VOTE FOR THE
NOMINEES FOR DIRECTOR.

	For	Withhold		For	Withhold

01 - David M. Kirk	☐	☐	04 - Francis J. Hughes, Jr.	☐	☐

02 - Michael R. Bernique	☐	☐	05 - William L. Eversole	☐	☐

03 - Dean C. Campbell	☐	☐

B	Issues
MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 and 3.

		For	Against	Abstain

2.
To approve the RF Monolithics, Inc. 2006 Equity Incentive Plan and authorize for issuance thereunder the shares remaining under the 1997 Plan, including any shares returned as a result of expirations or terminations of options, forfeitures of restricted stock unit awards or any other reason (which shares were previously approved for issuance by the stockholders);
		☐	☐	☐
		For	Against	Abstain

3.	To ratify the selection of McGladrey & Pullen, LLP as our independent auditors for the next fiscal year.	☐	☐	☐

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

☐☐ / ☐☐ / ☐☐☐☐

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Proxy - RF Monolithics, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 17, 2007
The undersigned hereby appoints DAVID M. KIRK and JAMES P. FARLEY, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of RF Monolithics, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of RF Monolithics, Inc. to be held at the Addison Conference & Theatre Centre, 15650 Addison Road, Addison, Texas 75001-3285 on Wednesday, January 17, 2007, at 10:00 a.m., local time, and at any and all continuations and adjournments thereof, with all power that the undersigned would possess if personally present, upon and in respect of the matters on the reverse side and in accordance with the instructions on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.
UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.
MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND A VOTE FOR PROPOSALS 2 AND 3.
PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.
VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on January 17, 2007.
THANK YOU FOR VOTING